M2 | MINERALS METALS INITIATIVE

M2i Global, Inc.

Wall Street Winter Conference

Diplomat Hotel, Hollywood, FL

December 11, 2023

MINERALS METALS INITIATIVE

Jason Lyons

Chairman, Lyons Capital, LLC

Doug Cole

Executive Chairman, M2i Global, Inc.

MINERALS METALS INITIATIVE

Lt. Gen. (Ret.) Jeff Talley

President/CEO, M2i Global, Inc.

Executive Leadership



Douglas Cole
Executive Chairman

Douglas Cole is Executive Chairman of M2i Corporation, and brings over 44 years experience in Sales, Marketing, and Leadership roles having run over 8 Companies, Public and Private. He has focused all of his time on Global Development of Start up companies and turnarounds. He has been involved with raising millions of dollars for his companies and numerous M&A work.

As a Private and Public Chairman, CEO and board member, he has expanded every company he has been involved with, leveraging relationships globally. He has spoken at many Major Industry Conferences throughout his career.

From 1995 until now, Doug has been CEO of several Public Companies as a turn around expert. He has been on the boards of US and Global focused companies ever since.

Doug is a 1978 Graduate of the University of California, Berkeley. He was a member of Cal's Rugby team and still supports the team today, one of his lifetime passions. Doug has been happily married for 43 years.



Lieutenant General (Ret) Jeffrey W. Talley
President & CEO

Lieutenant General (Ret) Jeffrey W. Talley is President & CEO of M2i Corporation. He also sits on the U.S. Global Leadership Coalition's National Security Advisory Council, and previously served on the Board of Directors for BluMetric Environmental, and the Environmental and Energy Study Institute.

Jeff is an accomplished senior executive whose military and civilian careers encompass a blend of academic, corporate, and government positions. He is a proven leader with experience in large-scale organizations, public private partnerships, national & cyber security, environmental & energy sustainability, disaster emergency management, infrastructure resilience, data analytics & technology, R&D, and higher education. He brings exceptional foresight regarding the integration of technology, business, and policy.

Jeff holds a Ph.D. in Environmental Engineering from Carnegie Mellon University and an Executive M.B.A. from the University of Oxford. He is a registered Professional Engineer (P.E.), a Board-Certified Environmental Engineer (BCEE) in Sustainability, and a Diplomate, Water Resources Engineer (D.WRE).

M2i

M2i Management



Doug Kunnel
Vice President
Recycled Minerals & Metals

Doug Kunnel is Vice-President of of the Recycling Division for M2i Global. Doug is responsible for developing and growing the M2i Recycling Division through the acquisition of key metal scrap yards, initially in the southwest, developing the infrastructure to successfully deliver the collection, processing, sale, and trading of scrap, recycled, and reused metals, as well as alloys. Doug's key contribution will be securing sources of minerals and metals through recycling.



Dhruv Gulati
Vice President
Primary Minerals & Metals

Dhruv Gulati Vice President of the M2i Primary Minerals & Metals Division, responsible for developing and securing strategic partnerships and joint ventures for: diverse virgin minerals supply, finished metals refining and processing capability, and logistics and transportation resources, among others. In addition, Dhruv will lead M2i's revenue generation activities to secure profitable and strategic offtake contracts, placing the critical minerals and strategic minerals and Rare Earth Elements ("REE"), as defined by the U.S. Geologic Survey, to the US market.



Major General (Ret) Alberto Rosende
Vice President
Operations & Integration
Government & Industry Affairs

Major General (Ret) Alberto "Al" Rosende leads the companywide business operations which depends on the successful integration of new acquisitions and partners, ensuring efficient operations across M2i's business units. Al's also has the responsibility to lead the Government & Policy effort, focusing on maintaining alignment with US Government policy priorities, and developing and implementing the Strategic Mineral Reserve.

The Challenge

The U.S. and its partners lack **secure and reliable** access and availability to critical minerals & metals necessary for the military industrial complex and economic **growth** due to global supply chain **imbalance** and market instability.

What is Needed

Guaranteed access for the U.S. and its partners to critical minerals & metals.

Vision

Delivering **guaranteed access** to critical minerals & metals for national defense and economic security.

Our Mission

M2i is an engineering, research, and services company that brings together people, technology, and solutions from across government, business, not-for-profits, and academia to provide guaranteed access and availability to critical minerals and metals for the purpose of national defense and economic security.

M2i Strategy



Engineering
Research
Services
Focused on
Minerals & Metals Availability
Process & Technology Development
Full Spectrum Supply Chain Management
to Create
New Mineral & Metals Access
P3s with Government, Industry, & Academia
through
Offtake Contracts
Strategic Minerals Reserve
Repurposed Abandoned Mines
Recycling, processing and refining facilities
to achieve
Guaranteed access for the US & Partners to critical minerals and metals

Recycled Minerals & Metals Division

Strategy:

- Consolidate multiple recyclers/processors of non-ferrous metals
- Target small <$50M family run businesses with no succession plan

Enhancing Infrastructure:
Expand processing capabilities with advanced equipment

Creating a Comprehensive Package:
Develop a mill and smelter-ready package

Maximizing Margins and Efficiency:
Increase margins by bypassing brokers and middlemen

Enhanced Logistics:
Strategic Network of facilities enabling Joint Munitions Command Support

Recycled Minerals & Metals

Examples of Near-Term Business Opportunities

RENO, NV

- Acquisition
- 80 years in business
- Recycled and new metal sales
- 60% increase in 12 months

ARIZONA PROCESSING

- Joint Venture – expansion of existing business
- Existing facility with excess land and power.
- Processing of non-ferrous metals.
- Future plans to expand to include electronics recycling

Timeline and Projected Revenue

- Expect to close acquisition and begin business operations 1Q2024
- Estimated annual revenue at $30M for 2024
- Projected 3x in 2025, 2x in 2026

M2i Primary Minerals & Metals Division

Mining & Trading Partners



- Potential $60M Annual Revenue (2024); projected growth of 3X for 2025, 3X for 2026
- Abandoned mine initiative in 2024

Processing & Refining Partners



- Developing JVs for acquisitions of refining and/or processing facilities
- Refined Metals yields 10-20X greater revenue than concentrate

End User



- Defense Industrial Base
- Key Industries: Renewables, Aerospace, Semiconductor, General Manufacturing

Lithium, Cobalt, Nickel, Graphite, REE, Manganese, Titanium, Tungsten, etc.

M2i

M2i Abandoned Mines Initiative

- **Bureau of Land Management - Abandoned Mine Lands**
  - Established relationship with NV and AZ Regions
  - Selection of mine based on Economic Geology, Feasibility, ROI
  - Supported by P3 with Academia (UNR, UA)
- **Existing Mines contain primary and secondary Minerals**
  - Review, Selection, Reclamation, Remediation
  - Mine waste dumps and tailings
- **Multiple Funding Streams**
  - Federal and State Government Funding
  - Leverage Public and Private Resources
- **Leverage Reforme Group Experience**
  - Expertise in brownfields remediation and repurposing mines

Government & Industry Affairs Division

- Develop and maintain a relationship with the US Government and the Defense Industrial Base
- Position M2i to secure government funding contracts, grants, and loans
- Establish multiple P3s with government, industry, and academia to create new business opportunities
- Working with congressional members to expand National Defense Stockpile to function similarly to National Petroleum Reserve
    - Pilot demonstration at Hawthorne Army Depot in Nevada

Funding Sources

- Chips & Science Act 2022 $280 Billion
- Bilateral Infrastructure Law $1.2 trillion
- Inflation Reduction Act $393.7 Billion
- Defense Production Act Title III $743M in 2023

Key Take Aways

- M2i is less than a year old and has incorporated as a public company
- Will generate revenue with profit on or about one year mark
- Conservative projections for revenue is close to $400 million by end of 2025
- Established itself as a global company with a vast ecosystem

Break

Jesse Appleton

Partner, Banner Public Affairs

MINERALS METALS INITIATIVE

Anthony Short

Executive Chairman, Reforme Group

Chairman, Nova Terra

Rodney Illingworth
Managing Director
Reforme Group

Roy Jansan
Rak Mak Mak
Marranunggu Elder
Partner at Reforme

Deane Russell
Vice President Strategy
The Quadrangle Project

Tom Payten
Managing Director
Nova Terra

MINERALS
METALS
INITIATIVE

Placeholder for Reforme Video

MINERALS METALS INITIATIVE

Mark Wexler

Cofounder, Just Business (USA & EU, Venture)

Break

MINERALS METALS INITIATIVE

Doug Cole

Executive Chairman, M2i Global, Inc.

MINERALS METALS INITIATIVE

Darren Ocasio

Partner, Sichenzia Ross Ference Carmel LLP

MINERALS
METALS
INITIATIVE

Stephen Hart

Strategy & Investor Relations, NYC Clear Think

MINERALS METALS INITIATIVE

Jon Najarian

Co-founder, Market Rebellion

Wrap-up

Appendix